Exhibit 10.4

EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Credit Agreement, dated as of August 3, 2021 (this “Amendment”) to that certain Credit Agreement, dated as of June 30, 2021 (the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth therein), among The Hertz Corporation, a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party thereto (together with the Parent Borrower, the “Borrowers”), the several Lenders and Issuing Lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent and Collateral Agent.
W i t n e s s e t h:
WHEREAS, the Borrowers, Holdings and the Administrative Agent are party to the Credit Agreement;
WHEREAS, the Parent Borrower has requested that the Administrative Agent agree to amend certain provisions of the Credit Agreement as set forth herein; and
WHEREAS, Section 11.1(d)(z) of the Credit Agreement authorizes the Administrative Agent and the Borrowers to amend the Credit Agreement without the consent of any Lender to cure any ambiguity, mistake, omission, defect or inconsistency;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.AMENDMENTS TO THE CREDIT AGREEMENT
Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 below, effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:
1.1Schedule B to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto.
Section 2.CONDITIONS PRECEDENT
This Amendment shall be effective (the “First Amendment Effective Date”) on the date that the following conditions precedent having been satisfied or duly waived:
2.1Executed Agreement. The Administrative Agent shall have received this Amendment, duly executed by each Borrower.
2.2Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.
Section 3.REPRESENTATIONS AND WARRANTIES
    The Parent Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent, Issuing Lenders and the Lenders as follows:
3.1Incorporation of Representations and Warranties from Loan Documents. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement or any other Loan Document (or in any amendment, modification or supplement thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to the Credit Agreement or any other Loan Document, shall be true and correct in all material respects on the First Amendment Effective Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects as of such earlier date).
3.2Absence of Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
Section 4.MISCELLANEOUS
4.1Reference to and Effect on the Loan Documents.
(a)As of the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)Except as expressly amended or waived, as applicable, hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
4.2Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 11.5 of the Credit Agreement.
4.3Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by us, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
4.4Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT

SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURSIDICTION.

4.5Loan Document and Integration. This Amendment shall constitute a Loan Document, and together with the other Loan Documents represents the entire agreement of each of the Loan Parties party hereto and the Administrative Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto or the Administrative Agent relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
4.6Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
4.7No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.
4.8Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.
THE HERTZ CORPORATION,
as the Parent Borrower
By:    /s/ R. Scott Massengill_____________________
    Name:    R. Scott Massengill
Title:    SVP & Treasurer

[Signature Page to Hertz Amendment No. 1]

BARCLAYS BANK PLC, as Administrative Agent

By:    /s/ Craig Malloy__________________________
    Name:    Craig Malloy
Title:    Director

[Signature Page to Hertz Amendment No. 1]

Exhibit A

(See attached.)

REVOLVING LETTERS OF CREDIT

Name (Limit Pty)	Revolving Issuing Lender	UEN	Counterparty	Instr. ID	Stated Expiry	Instr. Cur	Issued Amount

The Hertz Corporation	Bank of Montreal	35014378	The Bank of New York Mellon Trust	BMCH574372OS	25-Jun-21	USD	65,509,156
The Hertz Corporation	Barclays		San Diego Country Regional Airport	SB-03685	25-Jun-21	USD	4,324,195
The Hertz Corporation	Barclays		The City of Austin Dept of Aviation DBS Thrifty RAC	SB-03699	25-Jun-21	USD	139,761
The Hertz Corporation	Barclays		The City of Austin Dept of Aviation DBS Thrifty RAC	SB-03700	25-Jun-21	USD	134,758